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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                FEBRUARY 24, 2000
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                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)



                                    DELAWARE
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)


               0-18929                                   75-2349915
               -------                                   ----------
        (Commission File Number)               (IRS Employer Identification No.)


          690 EAST LAMAR BLVD.
                SUITE 200
            ARLINGTON, TEXAS                                76011
            ----------------                                -----
(Address of Principal Executive Offices)                  (Zip Code)


                                 (817) 265-4113
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On February 24, 2000, the Registrant issued a press release commenting on its anticipated sales and earnings for the third quarter of fiscal 2000.

         A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  EXHIBITS.

         Exhibit 99                 Press Release, dated February 24, 2000.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TANDY BRANDS ACCESSORIES, INC.



Date:  February 25, 2000                    By:  /s/ J.S.B. Jenkins
                                               ---------------------------------
                                               J.S.B. Jenkins, President







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